PROSPECTUS SUPPLEMENT RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK and its Reliastar Life Insurance Company of New York Variable Life Separate Account I

Supplement dated January 18, 2008, to your current prospectus. Please read it carefully and keep it with your product prospectus for future reference.

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Information about the ING FMRSM Large Cap Growth Portfolio is amended as follows:

Effective January 31, 2008, the ING FMRSM Large Cap Growth Portfolio will be renamed ING Van Kampen Large Cap Growth Portfolio and Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen) will replace Fidelity Management & Research Co. as subadviser. Accordingly, all references to ING FMRSM Large Cap Growth Portfolio are to be replaced with ING Van Kampen Large Cap Growth Portfolio and the prospectus is to be revised to reflect the new subadvisory arrangement.

Information about the ING FMRSM Mid Cap Growth Portfolio is amended as follows:

Effective January 31, 2008, the ING FMRSM Mid Cap Growth Portfolio will be renamed ING Mid Cap Growth Portfolio and ING Investment Management Co. will replace Fidelity Management & Research Co. as subadviser. Accordingly, all references to ING FMRSM Mid Cap Growth Portfolio are to be replaced with ING Mid Cap Growth Portfolio and the prospectus is to be revised to reflect the new subadvisory arrangement.

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